EXHIBIT 10.3

                              Note to Exhibit 10.3

         The following Trust Agreement is substantially identical in all material respects to seven additional Trust Agreements except as follows:


Owner Participant                                       Date                                    Aircraft (Tail No.)
-----------------                                       ----
NCC Charlie Company*                                    September 10, 1998*                     N575ML*
NCC Charlie Company                                     September 10, 1998                      N576ML
General Electric Capital Corporation                    November 10, 1998                       N577ML
General Electric Capital Corporation                    November 10, 1998                       N578ML
Castle Harbour Leasing Inc.                             December 10, 1998                       N579ML
NCC Charlie Company                                     January 25, 1999                        N580ML
General Electric Capital Corporation                    April 14, 1999                          N581ML
NCC Charlie Company                                     June 28, 1999                           N582ML

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*   Filed as Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q for the
    quarter ended September 30, 1998.